Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated September 22, 2017 to the Prospectus, dated February 27, 2017, as revised June 24, 2017, and Statement of Additional Information, dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and revised as noted above.

Effective immediately, the second sentence of the section of the Prospectus under “Shareholder Guide – Investor Services” titled “Dividend and Distributions” is hereby deleted and replaced with the following:

AMG Managers CenterSquare Real Estate Fund declares and pays out dividends quarterly in March, June, September and December, portions of which could be treated as returns of capital for U.S. federal income tax purposes. Please see the SAI for further information.

In addition, commencing with the fiscal year beginning on November 1, 2017, the fiscal year of the Fund will be changed from the period ending October 31 of each year to the period ending December 31 of each year. The Fund’s fiscal year ending December 31, 2017 will include only the period from November 1, 2017 to December 31, 2017.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST450